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                                                                Exhibit 10.15

                       AIRONET CONFIDENTIAL PROPRIETARY

[AIRONET LOGO]

                           NONDISCLOSURE AGREEMENT


Agreement Date: March 31, 1998
                --------------

This Non-Disclosure Agreement ("Agreement") is entered into and made effective as of the date set forth above between Aironet Wireless Communications, Inc. ("Aironet") and the party as identified at the end of this Agreement ("Company").

The parties wish to disclose to each other confidential, proprietary, and/or trade secret information (as more fully defined herein "Confidential Information"). All information marked as "Confidential,"Proprietary," or with a similar legend, will be deemed Confidential Information. To be considered Confidential Information, verbal disclosures must be reduced to writing, marked "Confidential," and delivered to the receiving party within (30) days. For purposes of this Agreement, Aironet Confidential Information includes information relating to Aironet's products, their functions and capabilities, systems and designs, as well as peripherals and components ancillary or included therewith, and any relevant business plans. Company Confidential Information includes information relating to products and services information.

1.      CONFIDENTIAL INFORMATION
        ------------------------

        (A) "Confidential Information" means any information of the disclosing party that the receiving party knew or should have known was confidential or a trade secret, including all tangible embodiments thereof. Confidential Information includes, without limitation, information relating to released or unreleased disclosing party products, the marketing or promotion of any disclosing party products, disclosing party business policies or practices, and information received from others that the disclosing party is obligated to treat as confidential. Confidential Information disclosed to the receiving party by any disclosing party affiliate, agent and/or consultant is covered by this Agreement.

        (B) Confidential Information shall not include any information that can be proven by tangible evidence and that: (i) is or subsequently becomes publicly available without receiving party's breach of this or any obligation owed to disclosing party; (ii) became known to receiving party from a source other than disclosing party other than by breach of an obligation of confidentiality owed to disclosing party; (iii) is rightfully provided to the receiving party by a third party; or (iv) is independently developed by the receiving party without breach of this Agreement.

2.      RESTRICTIONS
        ------------

        (A) The receiving party shall not use or disclose any Confidential Information furnished in oral, visual, written and/or other tangible form to third parties for three (3) years from the date of first receipt of such information under this Agreement, except to receiving party's employees, agents, and/or Consultants on a need-to-know basis as provided below. However, receiving party may disclose Confidential Information in accordance with judicial and other governmental order, provided receiving party first gives disclosing party reasonable notice prior to such disclosure in order to permit disclosing party to seek restraining orders, injunctions and generally to protect the information's confidentiality.

        (B) The receiving party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own Confidential Information (but in no event less than reasonable care), to keep confidential the Confidential Information received from disclosing party. In accordance, receiving party may disclose Confidential Information only to those employees, agents, and/or consultants who have a need-to-know. Receiving party will inform its employees who handle such information that it is confidential and not to be disclosed to others. Receiving party will have executed appropriate written agreements at least as restrictive as this Agreement with its employees and consultants sufficient to enable it to comply with the provisions of this Agreement.

        (C) The receiving party may not reverse engineer, decompile or disassemble any software or hardware products disclosed to the receiving party. The receiving party shall not use or permit others to use any Confidential Information except for the benefit of the disclosing party in furtherance of the purpose for which such Confidential Information was disclosed.

3.      RIGHTS AND REMEDIES
        -------------------

        (A) Receiving party shall notify disclosing party immediately upon discovery of any unauthorized use or disclosure of Confidential Information or any other breach of this Agreement by receiving party, and will cooperate with disclosing party in every reasonable


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way to help disclosing party regain possession of the Confidential Information to prevent its further unauthorized use.

        (B) Receiving party shall return all originals, copies, reproductions, and summaries of Confidential Information at disclosing party's request or at disclosing party's option certify destruction of the same.

        (C) Disclosing party may visit receiving party's premises, with reasonable prior notice and during normal business hours, to review receiving party's compliance with the terms of this Agreement.

4.      MISCELLANEOUS
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         (A) This Agreement shall govern disclosures between the parties for a period of three (3) years from the Agreement Date first stated herein, unless terminated earlier by written notice or otherwise amended in writing by the parties. The receiving party agrees that the disclosing party's Confidential Information is and shall at all times remain the property of the disclosing party. No use of such Confidential Information is permitted except as otherwise provided herein and no grant under any other disclosing party's intellectual property rights is hereby given or intended including any license implied or otherwise.

         (B) Receiving party agrees that is does not intend nor will it directly or indirectly, export or transmit any Confidential Information to any country to which such export or transmission is restricted by regulation or statute, without prior written consent of the Export Administration Office of the U.S. Department of Commerce or such other governmental entity as may have jurisdiction over such export or transmission.

         (C) If any provision of this Agreement is held, by a court of competent jurisdiction, to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

         (D) This Agreement may not be assigned by either party without the prior written consent of the other and any such purported assignment shall be void.

         (E) Subject to the provisions of Rider A, this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and merges all prior discussions between them as to Confidential Information. It shall not be modified except by a written agreement dated subsequent to the effective date of this Agreement, signed by both parties and including a copy of this Agreement as an attachment. This Agreement shall be construed and controlled in accordance with the laws of the State of Ohio, without regard to conflict of laws principles, and each party herby consents to the jurisdiction venue of the courts, state and federal, sitting in the State of Ohio.

         (F) All obligations created by this Agreement shall survive change or termination of the parties' business relationship. Subject to the limitations set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties, their successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Nondisclosure Agreement effective as of the Agreement Date stated at the beginning of the Agreement.

AIRONET WIRELESS COMMUNICATIONS, INC.        Telxon Corporation
367 Ghent Road, Suite 300                    3330 West Market Street
Fairlawn, Ohio 44333                         Akron, Ohio 44333

/s/ Roger J. Murphy                          /s/ Kenneth W. Haver
-------------------------------------        -----------------------------------
Signature                                    Signature

Roger J. Murphy                              Kenneth W. Haver
-------------------------------------        -----------------------------------
Printed Name                                 Printed Name

President and                                Senior Vice President and
-------------------------------------        -----------------------------------
Title  Chief Executive Officer               Title  Chief Financial Officer



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                                     RIDER A
                                       to
                             NONDISCLOSURE AGREEMENT
                                     between
                      AIRONET WIRELESS COMMUNICATIONS, INC.
                                       And
                               TELXON CORPORATION


The parties respective rights and obligations under this Agreement are in addition and supplemental to, and shall not be construed to limit or (except as may there be expressly provided) to be limited by, the confidentiality provisions of any written agreement herebefore or hereafter entered into between the parties, provided that the provisions of this Agreement shall not be interpreted or applied to limit or preclude such use or disclosure of Confidential Information which any such other written agreement may expressly authorize or permit or as a normal incident to the exercise of any rights or the performance of any obligations thereunder or to any transactions contemplated thereby.